ING INVESTORS TRUST

PROSPECTUS
APRIL 30, 2004
RETIREMENT CLASS

BALANCED FUNDS
  ING MFS Total Return Portfolio
  ING T. Rowe Price Capital Appreciation Portfolio

STOCK FUNDS
  ING JPMorgan Small Cap Equity Portfolio
  ING Legg Mason Value Portfolio
  ING Marsico Growth Portfolio
  ING Mercury Fundamental Growth Portfolio
  ING T. Rowe Price Equity Income Portfolio
  ING Van Kampen Growth and Income Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING INVESTORS TRUST LOGO]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

                                                                     PAGE
INTRODUCTION
  ING Investors Trust                                                   2
  Investment Adviser                                                    2
  Portfolios and Portfolio Managers                                     2
  Class of Shares                                                       2
  Investing through your Qualified Plan                                 2
  Why Reading this Prospectus is Important                              2

DESCRIPTION OF THE PORTFOLIOS
  ING JPMorgan Small Cap Equity Portfolio                               3
  ING Legg Mason Value Portfolio                                        6
  ING Marsico Growth Portfolio                                          9
  ING Mercury Fundamental Growth Portfolio                             12
  ING MFS Total Return Portfolio                                       15
  ING T. Rowe Price Capital Appreciation Portfolio                     19
  ING T. Rowe Price Equity Income Portfolio                            23
  ING Van Kampen Growth and Income Portfolio                           26

PORTFOLIO FEES AND EXPENSES                                            29

SUMMARY OF PRINCIPAL RISKS                                             30

MORE INFORMATION
  Percentage and Rating Limitation                                     34
  A Word about Portfolio Diversity                                     34
  Additional Information about the Portfolios                          34
  Non-Fundamental Investment Policies                                  34
  Temporary Defensive Positions                                        34
  Independent Auditors                                                 34
  Administrative Services                                              34
  Portfolio Distribution                                               35
  Shareholder Services and Distribution Plan                           35
  Services by Financial Service Firms                                  35
  Classes of Shares                                                    35
  Interests of the Holders of Variable Insurance
    Contracts and Policies and Qualified
    Retirement Plans                                                   36
  Frequent Trading - Market Timing                                     36

OVERALL MANAGEMENT OF THE TRUST
  The Adviser                                                          37
  Management Fee                                                       37

NET ASSET VALUE                                                        38

TAXES AND DISTRIBUTIONS                                                38

FINANCIAL HIGHLIGHTS                                                   40

TO OBTAIN MORE INFORMATION                                           Back

ING INVESTORS TRUST TRUSTEES                                         Back

AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

                                  INTRODUCTION

ING INVESTORS TRUST

ING Investors Trust (the "Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING JPMorgan Small Cap Equity Portfolio - J.P. Morgan Investment Management Inc. ING Legg Mason Value Portfolio - Legg Mason Funds Management, Inc.
ING Marsico Growth Portfolio - Marsico Capital Management, LLC
ING Mercury Fundamental Growth Portfolio - Mercury Advisors
ING MFS Total Return Portfolio - Massachusetts Financial Services Company
ING T. Rowe Price Capital Appreciation Portfolio - T. Rowe Price Associates,
Inc.
ING T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.
ING Van Kampen Growth and Income Portfolio - Van Kampen

CLASS OF SHARES

Pursuant to a multiple class plan (the "Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Retirement Class ("Class R") shares. For more information about share classes, please refer to the section of this Prospectus entitled "Classes of Shares."

INVESTING THROUGH YOUR QUALIFIED PLAN

Class R shares of the Portfolios are continuously offered through variable annuity separate accounts available to qualified pension and retirement plans ("Qualified Plans") and Qualified Plans offered outside of separate accounts and annuity contracts. Qualified Plans include Individual Retirement Accounts ("IRAs") and plans that meet the definition of retirement plans under Sections 401(k), 403(b), 408 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, Class R shares are offered to the investment adviser to the Portfolios and the adviser's affiliates. Class S shares, which are not offered in this Prospectus, may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements. Purchases and redemptions of shares may be made only by separate accounts of insurance companies or by eligible Qualified Plans. Certain Portfolios may not be available as investment options in your plan. Please refer to the prospectus, prospectus summary, disclosure statement, or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Qualified Plans may charge plan participants for certain expenses that are in addition to the expenses of the Portfolios. These expenses could reduce the investment return in Class R shares of the Portfolios.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy, and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIOS

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc.

INVESTMENT OBJECTIVE

Capital growth over the long term.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Small-cap companies are companies with market capitalization equal to those within a universe of Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") stocks. Market capitalization is the total market value of a company's shares.

The Portfolio focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources.

The Portfolio Manager uses a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              MID-CAP COMPANY RISK
                                    REIT RISK

                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of the Class R shares, from year-to-year.

[CHART]

        ING JPMORGAN SMALL CAP EQUITY PORTFOLIO - ANNUAL TOTAL RETURN*(1)

2003         33.75

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Class R shares, to that of the S&P SmallCap 600 Index. The S&P SmallCap Index is an unmanaged market-value weighted index consisting of 600 domestic stocks, representing all major industries in the small-capitalization of the U.S. stock market. It is not possible to invest directly in the S&P SmallCap 600 Index.

                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                                      5/01/02
                                                           1 YEAR   (INCEPTION)
Class S Return*                                            33.75%      3.36%
S&P SmallCap 600 Index                                     38.79%      4.56%

                                  BEST QUARTER

Quarter Ended 6/30/03         15.10%

                                  WORST QUARTER

Quarter Ended 3/31/03         (4.51)%

* Class R shares had not commenced operations in 2003 and therefore does not have a full calendar year of performance for 2003. The bar chart and the performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2002, revised to reflect the higher expenses of Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

(1) J.P. Morgan Investment Management, Inc has managed the Portfolio since May 1, 2002.

MORE ON THE PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. serves as the Portfolio Manager to the Portfolio. J.P. Morgan Investment Management Inc. is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. J.P.Morgan Investment Management Inc. also provides discretionary investment services to institutional clients and is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2003, J.P.Morgan Investment Management Inc. and its affiliates had over $559 billion in assets under management.

The following persons at J.P.Morgan Investment Management Inc. are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
Juliet Ellis                Managing Director and Senior Portfolio Manager

                            Ms. Ellis has worked at J.P.Morgan Investment Management Inc. since
                            1987 as an analyst and portfolio manager.

Hal Clark                   Mr. Clark is a Vice President and portfolio manager at J.P.Morgan
                            Investment Management Inc. An employee since 1999, Mr. Clark is responsible for client communications and portfolio analysis. From
                            2000 to 2001, he was a large-cap analyst covering the healthcare, software, and consumer sectors. Prior to this, Mr. Clark was an investment banking associate (1999) and an investment banking MBA intern (1998).

ING LEGG MASON VALUE PORTFOLIO

PORTFOLIO MANAGER

Legg Mason Funds Management, Inc. ("Legg Mason")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities that, in the Portfolio Manager's opinion, offer the potential for capital growth. The Portfolio Manager follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the manager's assessment of their intrinsic value. Intrinsic value, according to the Portfolio Manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more. It should be noted that in this description of the criteria for selecting securities the word "value" is used in its natural sense rather than in the context often seen in current industry literature of "value" and "growth". Thus the Portfolio Manager may invest in securities which some analysts consider to be "value stocks" or "growth stocks." The Portfolio Manager takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Portfolio Manager may decide to sell securities given a variety of circumstances, such as when a security no longer appears to offer the potential for long-term growth of capital, when an investment opportunity arises that the manager believes is more compelling, or to realize gains or limit potential losses.

The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

For temporary defensive purposes, or when cash is temporarily available, the Portfolio may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Portfolio invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under variable annuity contracts and variable life insurance policies ("Variable Contracts") or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

            ING LEGG MASON VALUE PORTFOLIO - ANNUAL TOTAL RETURN*(1)

2001         -9.83
2002        -19.69
2003         22.11

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Class R shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.

                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                                      10/2/00
                                                           1 YEAR   (INCEPTION)
Class S Return*                                             22.11%     (3.81)%
S&P 500 Index                                               28.71%     (6.13)%(2)

                                  BEST QUARTER

Quarter Ended 12/31/03        11.02%

                                  WORST QUARTER

Quarter Ended 9/30/02        (15.34)%

* Class R shares had not commenced operations in 2003 and therefore do not have a full calendar year of performance for 2003. The bar chart and the performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000, revised to reflect the higher expenses of the Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

(1) Legg Mason Funds Management, Inc. has managed the Portfolio since May 3, 2004. Janus Capital Management LLC managed the Portfolio from September 9, 2001 through May 2, 2004.

(2) Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER

Prior to May 3, 2004, Janus Capital Management LLC, served as Portfolio Manager to the Portfolio. Since May 3, 2004, Legg Mason serves as the Portfolio Manager to the Portfolio. Founded in 1982, Legg Mason is a wholly owned subsidiary of Legg Mason, Inc. and is a specialist in the management of U.S. large-cap equities.

As of December 31, 2003, Legg Mason managed approximately $35 billion is assets under management.

Legg Mason's investment team is led by Bill Miller, its Chief Investment Officer. Mr. Miller is the creator of Legg Mason's investment process and manager of the model portfolio used by Mary Chris Gay, the portfolio manager, as a basis for the day-to-day management of the Portfolio. Mr. Miller has served as a portfolio manager with Legg Mason since 1982. Ms. Gay implements in the Portfolio the investment decisions and strategies implemented by Mr. Miller in the model portfolio, subject to the Portfolio's investment objectives, restrictions, cash flows, and other considerations. Ms. Gay has managed or co-managed other equity funds advised by Legg Mason since 1998 and has also served on Legg Mason's investment team since 1989.

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Marsico's investment approach generally combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As the result of the "top down" analysis, the Portfolio Manager identifies sectors, industries, and companies which should benefit from the overall trends the Portfolio Manager has observed. Bottom-up analysis emphasizes investments in individual companies with earnings growth potential that may not be recognized by the market at large. In determing whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; franchise durability and pricing power; solid fundamentals (e.g., strong balance sheets, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interest; and reasonable valuations in the context of projected growth rates.

If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. The Portfolio may also invest in:

   -   foreign securities (including in emerging or developing markets);

   -   forward foreign currency contracts, futures and options;

   -   debt securities;

   -   high-yield bonds (up to 35%) of any quality; and

   - from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                   SECTOR RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

             ING MARSICO GROWTH PORTFOLIO - ANNUAL TOTAL RETURN*(1)

1999         77.52
2000        -22.25
2001        -30.48
2002        -29.83
2003         32.25

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Class R shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.

                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                                    8/14/98
                                                 1 YEAR  5 YEARS  (INCEPTION)
Class S Return*                                   32.25%  (2.29)%    0.24%
S&P 500 Index                                     28.71%  (0.57)%    1.34%(2)

                                  BEST QUARTER

Quarter Ended 12/31/99        41.20%

                                  WORST QUARTER

Quarter Ended 3/31/01        (24.28)%

* Class R shares commenced operations on December 31, 2003 and therefore do not have a full calendar year of performance for 2003. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

(1) Marsico Capital Management, LLC has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.

(2) Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER

Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. As of December 31, 2003, Marsico managed approximately $30.2 billion in assets.

The following person at Marsico is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
Thomas F. Marsico           Mr. Marsico is the Chief Investment Officer of Marsico and manages the investment program of the ING Marsico Growth Portfolio. Mr.
                            Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from
                            January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the
                            Fund's inception date) through August 11, 1997.

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in a diversified portfolio consisting primarily of common stocks. The Portfolio will generally invest at least 65% of its total assets in the following equity securities: common stock, convertible preferred stock, securities convertible into common stock and rights and warrants to subscribe to common stock.

In selecting securities, the Portfolio Manager emphasizes common stocks of companies that have above-average rates of earnings growth. The Portfolio Manager believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above-average rates of earnings growth.

Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include: above-average growth rates in sales, improvement in its profit margin, providing proprietary or niche products or services, leading market share and strong industry growth.

The Portfolio may invest in companies of any size, but emphasizes common stocks of companies having a medium to large stock market capitalization (currently approximately $2 billion or more).

The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign companies. The Portfolio's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs. The Portfolio may also engage in derivatives for hedging purposes and may lend portfolio securities.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK

                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

         ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO - ANNUAL TOTAL RETURN*

2003         26.53

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Class R shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.

                          AVERAGE ANNUAL TOTAL RETURN*

                                                                      5/1/02
                                                           1 YEAR   (INCEPTION)
Class S Return*                                             26.53%     0.96%
S&P 500 Index                                               28.71%     3.82%

                                  BEST QUARTER

Quarter Ended 12/31/03        11.11%

                                  WORST QUARTER

Quarter Ended 3/31/03         (2.20)%

* Class R shares had not commenced operations in 2003 and therefore do not have a full calendar year of performance for 2003. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2002, revised to reflect the higher expenses of Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $500 billion in investment company and other portfolio assets under management as of December 31, 2003.

The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
Lawrence R. Fuller          Managing Director and Senior Portfolio Manager of Mercury Advisors
                            since 1997. From 1992-1997, Mr. Fuller served as a Vice President of
                            Mercury Advisors.

Thomas Burke, CFA           Director and Associate Portfolio Manager of Mercury Advisors
                            since 1993.

ING MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

   - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities.

   - at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.

EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

   -   a decline in the market;

   -   poor economic conditions;

   - developments that have affected or may affect the issuer of the securities or the issuer's industry; and

   -   the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -   a fixed income stream; and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

   - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities;

   - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio; and

   - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                                   SECTOR RISK
                           UNDERVALUED SECURITIES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

              ING MFS TOTAL RETURN PORTFOLIO - ANNUAL TOTAL RETURN*

1999          3.02
2000         16.12
2001          0.14
2002         -5.42
2003         16.36

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Class R shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index (the "LBAB Index"), and the 60% S&P 500/40% LBAB Index (the "Composite Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The LBAB is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The LBAB Index and the Composite Index are included to provide additional comparison information. It is not possible to invest directly in the indices.

                          AVERAGE ANNUAL TOTAL RETURN*

                                                                    8/14/98
                                                 1 YEAR  5 YEARS  (INCEPTION)
Class S Return*                                   16.36%   5.68%     6.56%
S&P 500 Index                                     28.71%  (0.57)%    1.34%(1)
LBAB Index                                         4.10%   6.62%     6.94%(1)
Composite Index                                   18.49%   2.67%     4.04%(1)

                                  BEST QUARTER

Quarter Ended 6/30/03         10.66%

                                  WORST QUARTER

Quarter Ended 9/30/02         (8.41)%

* Class R shares commenced operations on December 16, 2003 and therefore do not have a full calendar year of performance for 2003. The bar chart and the performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

(1) Index returns are for the period beginning August 1, 1998.

MORE ON THE MANAGER

MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $140.3 billion as of December 31, 2003. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers at MFS led by David M. Calabro and comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas, and Lisa B. Nurme, (Ms. Nurme will retire from MFS on or about May 31,
2004), each an MFS Senior Vice President and a portfolio manager of the Portfolio's equity portion, and Brooks Taylor, an MFS Vice President and also a portfolio manager of the series' equity portion, along with Michael W. Roberge, an MFS Senior Vice President, and William J. Adams, an MFS Vice President, and each a portfolio manager of the Portfolio's fixed income securities. These individuals have been employed in the MFS Investment management area since: Mr. Calabro - 1992; Mr. Enright - 1986; Mr. Gorham - 1992; Mr. Mokas - 1990; Ms. Nurme - 1987; Mr. Roberge and Mr. Taylor - 1996; and Mr. Adams - 1997.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The Portfolio may invest up to 25% of its net assets in foreign equity securities.

The Portfolio's common stocks generally fall into one of two categories:

   - the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and

   - the smaller category is composed of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

   (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., and Government Reserve Investment Funds, internally managed money market funds of T. Rowe Price;

   (2) U.S. government obligations;

   (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;

   (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; and

   (5) repurchase agreements.

The Portfolio may lend its securities and may also borrow securities.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

   ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURN*(1)

1994         -7.59
1995         20.39
1996         15.96
1997         14.88
1998          5.52
1999          6.55
2000         21.57
2001          9.53
2002          0.13
2003         24.79

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance, revised to reflect the higher expenses of Class R shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Lehman Brothers U.S. Government/Credit Bond Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. Performance is also compared to a cooposite index. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                 1 YEAR  5 YEARS   10 YEARS
Class S Return*                                   24.79%  12.13%     10.73%
S&P 500 Index                                     28.71%  (0.57)%    11.10%
Lehman Brothers U.S. Government/
  Credit Bond Index                                4.67%   6.66%      6.98%
60% S&P 500/40%
  Lehman Index                                    18.49%   2.67%      9.77%

                                  BEST QUARTER

Quarter Ended 6/30/03         12.43%

                                  WORST QUARTER

Quarter Ended 9/30/02         (7.60)%

* Class R shares commenced operations on December 16, 2003 and therefore do not have a full calendar year of performance for 2003. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

(1) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

MORE ON THE PORTFOLIO MANAGER

T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2003, the firm and its affiliates managed approximately $190 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Stephen W. Boesel, Committee Chair, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been Chairman of the Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Substantial dividend income as well as long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Portfolio Manager generally looks for companies with the following:

   -   an established operating history;

   - above-average dividend yield relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index");

   -   low price/earnings ratio relative to the S&P 500 Index;

   -   a sound balance sheet and other positive financial characteristics; and

   - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc. and Government Reserve Investment Funds, Inc., internally managed money market funds of T. Rowe Price.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract charges or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

       ING T. ROWE PRICE EQUITY INCOME PORTFOLIO - ANNUAL TOTAL RETURN*(1)

1994         -1.53
1995         18.53
1996          8.39
1997         17.05
1998          7.87
1999         -1.08
2000         12.54
2001          1.00
2002        -13.49
2003         24.74

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Class R shares, to that of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.

                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                 1 YEAR   5 YEARS   10 YEARS
Class S Return*                                   24.74%   3.94%      6.84%
S&P 500 Index                                     28.71%  (0.57)%    11.10%

                                  BEST QUARTER

Quarter Ended 6/30/03         16.70%

                                  WORST QUARTER

Quarter Ended 9/30/02         (17.53)%

* Class R shares had not commenced operations in 2003 and therefore do not have a full calendar year of performance for 2003. The bar chart and the performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

(1) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER

T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2003, the firm and its affiliates managed approximately $190 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Brian Rogers, as Committee Chair, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in 1982.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' annual returns and long-term performance, and illustrate the variability of the Portfolio's Class S shares' returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

      ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO - ANNUAL TOTAL RETURN*(1)

1994          0.25
1995         30.61
1996         20.22
1997         29.37
1998         13.75
1999         15.47
2000         -2.44
2001        -12.26
2002        -15.05
2003         27.43

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Class R shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000(R) Index. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                 1 YEAR   5 YEARS   10 YEARS
Class S Return*                                   27.43%   1.36%      9.50%
S&P 500 Index                                     28.71%  (0.57)%    11.10%
Russell 1000(R)Index                              29.89%  (0.13)%    11.00%

                                  BEST QUARTER

Quarter Ended 12/31/98        17.20%

                                  WORST QUARTER

Quarter Ended 9/30/02         (18.02)%

* Class R shares had not commenced operations in 2003 and therefore do not have a full calendar year of performance for 2003. The bar chart and the performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class R shares. Class S shares are not offered in this Prospectus. If they had been offered, Class R shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class R shares have different expenses.

(1) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

MORE ON THE PORTFOLIO MANAGER

Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager of the Portfolio) under the name "Van Kampen", is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is direct subsidiary of Morgan Stanley.

As of December 31, 2003, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $421 billion.

The Portfolio is managed by Van Kampen's Equity Income team. Current members of the team include James A. Gilligan, Managing Director; Thomas Bastain, Vice President; Sergio Marcheli, Vice President; James O. Roeder, Executive Director; and Vincent Vizachero, Associate.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2003. Actual expenses paid by the Portfolios may vary from year to year.

Other charges may apply at the separate account level. For information on these charges, please refer to the applicable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS R SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)

                                                                                   DISTRIBUTION
                                                    MANAGEMENT     SHAREHOLDER       (12b-1)          OTHER
                                                       FEE         SERVICE FEE        FEE(2)       EXPENSES(3)
--------------------------------------------------------------------------------------------------------------
ING JPMorgan Small Cap Equity Portfolio               0.90%           0.25%           0.50%           0.00%
ING Legg Mason Value Portfolio                        0.81%(1)        0.25%           0.50%           0.00%
ING Marsico Growth Portfolio                          0.79%           0.25%           0.50%           0.00%
ING Mercury Fundamental Growth Portfolio              0.80%           0.25%           0.50%           0.00%
ING MFS Total Return Portfolio                        0.64%           0.25%           0.50%           0.01%
ING T. Rowe Price Capital Appreciation Portfolio      0.68%           0.25%           0.50%           0.01%
ING T. Rowe Price Equity Income Portfolio             0.68%           0.25%           0.50%           0.01%
ING Van Kampen Growth and Income Portfolio            0.68%           0.25%           0.50%           0.01%

                                                      TOTAL                         TOTAL NET
                                                    OPERATING                       OPERATING
                                                     EXPENSES     FEE WAIVER(2)      EXPENSES
---------------------------------------------------------------------------------------------
ING JPMorgan Small Cap Equity Portfolio               1.65%           0.15%          1.50%(4)
ING Legg Mason Value Portfolio                        1.56%           0.15%          1.41%(4)
ING Marsico Growth Portfolio                          1.54%           0.15%          1.39%(4)
ING Mercury Fundamental Growth Portfolio              1.55%           0.15%          1.40%
ING MFS Total Return Portfolio                        1.40%           0.15%          1.25%(4)
ING T. Rowe Price Capital Appreciation Portfolio      1.44%           0.15%          1.29%(5)
ING T. Rowe Price Equity Income Portfolio             1.44%           0.15%          1.29%(5)
ING Van Kampen Growth and Income Portfolio            1.44%           0.15%          1.29%(5)

(1) This table shows the estimated operating expenses for Class R shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year. Effective January 1, 2004, the management fee structure for ING Legg Mason Value was revised.

(2) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class R shares of the Portfolios, so that the actual fee paid by a Portfolio is at an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The expense waiver will continue through at least December 31, 2004. There is no guarantee that this waiver will continue after this date.

(3) The Management Agreement between the Trust and its Manager, Directed Services, Inc., provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Service and Distribution Plan for the Class R shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

(4) A portion of the brokerage commissions that ING JPMorgan Small Cap Equity, ING Legg Mason Value, ING Marsico Growth, and ING MFS Total Return Portfolios pay is used to reduce each Portfolio's expenses. Including those reductions and the MFS Voluntary Management fee waiver, the estimated "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2003 would have been 1.49%, 1.40%, 1.37% and 1.24%, respectively.

(5) A portion of the brokerage commissions that the ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the estimated "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2003 would have been 1.28%, 1.28%, 1.25%, respectively. This arrangement may be discontinued at any time.

EXAMPLE. This Example is intended to help you compare the cost of investing in Class R of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class R shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class R operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
ING JPMorgan Small Cap Equity Portfolio            $  153    $   506    $   883   $  1,942
ING Legg Mason Value Portfolio                     $  144    $   478    $   836   $  1,844
ING Marsico Growth Portfolio                       $  142    $   472    $   825   $  1,822
ING Mercury Fundamental Growth Portfolio           $  143    $   475    $   831   $  1,833
ING MFS Total Return Portfolio                     $  127    $   428    $   752   $  1,667
ING T. Rowe Price Capital Appreciation Portfolio   $  131    $   441    $   773   $  1,711
ING T. Rowe Price Equity Income Portfolio          $  131    $   441    $   773   $  1,711
ING Van Kampen Growth and Income Portfolio         $  131    $   441    $   773   $  1,711

The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

                           SUMMARY OF PRINCIPAL RISKS

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance.

ALLOCATION RISK. A Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a Portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a Portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Portfolio Manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. A Portfolio subject to diversification risk may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act). This means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

GOVERNMENT SECURITIES RISK. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

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                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)

GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market may not favor growth-oriented stocks or may not favor equities at all.

HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgement.

INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

INVESTMENT BY FUNDS OF FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally

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                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)

provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SECTOR RISK. A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more market sectors, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

VALUE INVESTING RISK. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all.

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                                MORE INFORMATION

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under a Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under the Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

INDEPENDENT AUDITORS

KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as independent auditors to the Portfolios.

ADMINISTRATIVE SERVICES

In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the Portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

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                          MORE INFORMATION (CONTINUED)

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.

DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

The Trust has entered into a Shareholder Service and Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the Class R shares of the Portfolios and for shareholder services provided by securities dealers (including DSI) and other financial intermediaries and plan administrators ("financial service firms"). The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% shareholder service fee and a 0.50% distribution fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.

SERVICES BY FINANCIAL SERVICE FIRMS

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Qualified Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms also may perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge Qualified Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Qualified Plans may charge plan participants for certain expenses. A firm or a Qualified Plan may be paid for its services directly by the Portfolios or DSI. These fees and additional amounts could reduce an investment return in Class R shares of the Portfolios. Financial service firms and Qualified Plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services.

CLASSES OF SHARES

The Trust's shares are classified into Adviser Class (Class A), Institutional Class (Class I), Service Class (Class S), and Retirement Class (Class R). The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class R shares are offered by this Prospectus. Class R shares are not subject to any sales loads.

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                          MORE INFORMATION (CONTINUED)

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts available to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to the Portfolios on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including an variable insurance or retirement plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.

Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

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                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER

DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2003, DSI managed approximately $13 billion in registered investment company assets. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and as a broker-dealer.

DSI, subject to the supervision of the Board of Trustees of the Trust (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement portfolio managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for the Portfolios, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                                         FEE PAID TO DSI DURING 2003
                                                       (AS A PERCENTAGE OF AVERAGE NET
     PORTFOLIO                                                    ASSETS)+
     ---------------------------------------------------------------------------------
     ING JPMorgan Small Cap Equity Portfolio                        0.90%
     ING Legg Mason Value Portfolio*                                0.85%
     ING Marsico Growth Portfolio(1)                                0.79%
     ING Mercury Fundamental Growth Portfolio                       0.80%
     ING MFS Total Return Portfolio                                 0.64%
     ING T. Rowe Price Capital Appreciation Portfolio               0.68%
     ING T. Rowe Price Equity Income Portfolio                      0.68%
     ING Van Kampen Growth and Income Portfolio                     0.68%

+ DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

*   Effective January 1, 2004, the management fee structure was revised.

(1) DSI voluntarily waived 0.05% of its management fee for ING Marsico Growth Portfolio for assets in excess of $ 1.3 billion through December 31, 2003.

                                 NET ASSET VALUE

The net asset value ("NAV") per share for Class R shares of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share is calculated by taking the value of the Portfolio's assets attributable to Class R, subtracting the Portfolio's liabilities attributable to Class R, and dividing by the number of shares of Class R that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Portfolios' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

   - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

   -   Securities of an issuer that has entered into a restructuring;

   -   Securities whose trading has been halted or suspended; and

   - Fixed income securities that have gone into default and for which there is not current market value quotation.

The Portfolios or the Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

                             TAXES AND DISTRIBUTIONS

The Portfolios distribute their net investment income, if any, on their outstanding shares annually. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the year ended December 31, 2003, the financial information has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request. For all periods ended prior to December 31, 2003, the financial information was audited by other independent auditors.

Because the Class R shares of each Portfolio except ING Marsico Growth, ING MFS Total Return, and ING T. Rowe Price Capital Appreciation Portfolios, had not commenced operations as of December 31, 2003 (the Portfolios' fiscal year end), audited financial highlights are not available.

ING MARSICO GROWTH PORTFOLIO*

                                                                                    CLASS R
                                                                                 ------------
                                                                                 PERIOD ENDED
                                                                                 DECEMBER 31,
                                                                                    2003(A)
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $      12.92
 Income (loss) from investment operations:
 Net investment income (loss)                                                    $       0.00(1)
 Net realized and unrealized gain (loss) on investments and foreign currencies   $      (0.02)
 Total from investment operations                                                $      (0.02)
 Net asset value, end of period                                                  $      12.90
 TOTAL RETURN++                                                                  %      (0.15)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                            $         35
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                                           %       0.97
 Before brokerage commission recapture+                                          %       0.99
 Ratio of net investment loss to average net assets+                             %      (0.93)
 Portfolio turnover rate                                                         %         82

* Prior to March 1, 1999, the ING Marsico Growth Portfolio was named the Value & Growth Series. Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the ING Marsico Growth Portfolio. Prior to that date, the Series had been advised by another Portfolio Manager.
(A) Class R commenced operations on December 31, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
(1) Amount is less than $0.01.

ING MFS TOTAL RETURN PORTFOLIO

                                                                                    CLASS R
                                                                                 ------------
                                                                                 PERIOD ENDED
                                                                                 DECEMBER 31,
                                                                                    2003(A)
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $      16.82
 Income from investment operations:
 Net investment income                                                           $       0.01
 Net realized and unrealized gain on investments and foreign currencies          $       0.45
 Total from investment operations                                                $       0.46
 Less distributions:
 Dividends from net investment income                                            $      (0.09)
 Distributions from capital gains                                                $         --
 Total distributions                                                             $      (0.09)
 Net asset value, end of period                                                  $      17.19
 TOTAL RETURN++                                                                  %       2.77

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                            $          1
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory expense
 reimbursement+                                                                  %       1.04
 Before brokerage commission recapture and sub-advisory expense
 reimbursement+                                                                  %       1.05
 Ratio of net investment income to average net assets+                           %       1.85
 Portfolio turnover rate                                                         %         57

(A) Class R commenced operations on December 16, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

                                                                                    CLASS R
                                                                                 ------------
                                                                                 PERIOD ENDED
                                                                                 DECEMBER 31,
                                                                                    2003(A)
---------------------------------------------------------------------------------------------

 Net asset value, beginning of period                                            $      20.75
 Income from investment operations:
 Net investment income                                                           $       0.01
 Net realized and unrealized gain on investments and foreign currencies          $       0.68
 Total from investment operations                                                $       0.69
 Less distributions:
 Dividends from net investment income                                            $      (0.08)
 Distributions from capital gains                                                $      (0.02)
 Total distributions                                                             $      (0.10)
 Net asset value, end of period                                                  $      21.34
 TOTAL RETURN++                                                                  %       3.72

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                            $         42
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                                           $       1.28
 Before brokerage commission recapture+                                          %       1.29
 Ratio of net investment income to average net assets+                           %       2.72
 Portfolio turnover rate                                                         %         12

(A) Class R commenced operations on December 16, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information, dated April 30, 2004, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this Prospectus by reference.

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditor's Report.

To obtain a free copy of these documents or to make inquiries about the Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.

Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

ING INVESTORS TRUST TRUSTEES

Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING INVESTORS TRUST LOGO]

4/30/04                                                    SEC File No. 811-5629